                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                         FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------


      The information which is required to be prepared with respect to the Distribution Date of October 15, 1998 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      ---------------------------------------------------------------------
      basis of $1,000 Original Certificate Principal Amount)
      ------------------------------------------------------

      1   The amount of the current monthly distribution in
          respect of Class A Monthly Principal. . . . . . . . . . . . . . .              0.00
                                                                             -----------------

      2   The amount of the current monthly distribution in
          respect of Class B Monthly Principal. . . . . . . . . . . . . . .              0.00
                                                                             -----------------

      3   The amount of the current monthly distribution in
          respect of Collateral Monthly Principal. . . . . . . . . . . . .               0.00
                                                                             -----------------

      4   The amount of the current monthly distribution in
          respect of Class A Monthly Interest. . . . . . . . . . . . . . .       4,415,877.33
                                                                             -----------------

      5   The amount of the current monthly distribution in
          respect of Class A Deficiency Amounts. . . . . . . . . . . . . .               0.00
                                                                             -----------------

      6   The amount of the current monthly distribution in
          respect of Class A Additional Interest. . . . . . . . . . . . . .              0.00
                                                                             -----------------

      7   The amount of the current monthly distribution in
          respect of Class B Monthly Interest. . . . . . . . . . . . . . .         368,827.66
                                                                             -----------------

      8   The amount of the current monthly distribution in
          respect of Class B Deficiency Amounts. . . . . . . . . . . . . .               0.00
                                                                             -----------------

      9   The amount of the current monthly distribution in
          respect of Class B Additional Interest. . . . . . . . . . . . .                0.00
                                                                             -----------------

      10  The amount of the current monthly distribution in
          respect of Collateral Monthly Interest. . . . . . . . . . . . . .        607,947.48
                                                                             -----------------

      11  The amount of the current monthly distribution in
          respect of any accrued and unpaid Collateral
          Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

B.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1   Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Principal Collections
               processed during the related Monthly Period
               which were allocated in respect of the
               Class A Certificates. . . . .. . . . . . . . . . . . . . . .     86,761,408.40
                                                                             -----------------

          (b)  The aggregate amount of Principal Collections
               processed during the related Monthly Period
               which were allocated in respect of the
               Class B Certificates. . . . .. . . . . . . . . . . . . . . .      7,098,686.41
                                                                             -----------------

          (c)  The aggregate amount of Principal Collections
               processed during the related Monthly Period
               which were allocated in respect of the
               Collateral Interest. . . . . . . . . . . . . . . . . . . . .     11,305,277.55
                                                                             -----------------

      2   Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the end of the
               day on the last day of the related Monthly
               Period (ending Principal balance). . . . . . . . . . . . . .  2,032,994,109.19
                                                                             -----------------

          (b)  The amount of Principal Receivables in the
               Trust represented by the Investor Interest of
               Series 1996-1 as of the end of the day on the
               last day of the related Monthly Period. . . . . . . . . . . . 1,115,151,821.00
                                                                             -----------------

          (c)  The amount of Principal Receivables in the
               Trust represented by the Series 1996-1
               Adjusted Investor Interest as of the end of the
               day on the last day of the related Monthly
               Period. . .  . . . . . . . . . . . . . . . . . . . . . . . .  1,115,151,821.00
                                                                             -----------------

          (d)  The amount of Principal Receivables in the
               Trust represented by the Class A Investor
               Interest as of the end of the day on the last
               day of the related Monthly Period. . . . . . . . . . . . . .    920,000,000.00
                                                                             -----------------

          (e)  The amount of Principal Receivables in the
               Trust represented by the Class A Adjusted
               Investor Interest as of the end of day on the
               last day of the related Monthly Period. . . . . . . . . . . .   920,000,000.00
                                                                             -----------------

          (f)  The amount of Principal Receivables in the
               Trust represented by the Class B Investor
               Interest as of the end of the day on the last
               day of the related Monthly Period. . . . . . . . . . . . . .     75,273,000.00
                                                                             -----------------

          (g)  The amount of Principal Receivables in the
               Trust represented by the Collateral Interest as
               of the end of the day on the last day of the
               related Monthly Period. . . .. . . . . . . . . . . . . . . .    119,878,821.00
                                                                             -----------------

          (h)  The Floating Investor Percentage with respect
               to the related Monthly Period. . . . . . . . . . . . . . . .            55.00%
                                                                             -----------------

          (i)  The Class A Floating Allocation with respect
               to the related Monthly Period. . . . . . . . . . . . . . . .            45.37%
                                                                             -----------------

          (j)  The Class B Floating Allocation with respect
               to the related Monthly Period. . . . . . . . . . . . . . . .             3.71%
                                                                             -----------------

          (k)  The Collateral Floating Allocation with respect
               to the related Monthly Period. . . . . . . . . . . . . . . .             5.91%
                                                                             -----------------

          (l)  The Fixed Investor Percentage with respect to
               the related Monthly Period. .. . . . . . . . . . . . . . . .         N/A
                                                                             -----------------

          (m)  The Class A Fixed Allocation with respect to
               the related Monthly Period.  . . . . . . . . . . . . . . . .         N/A
                                                                             -----------------

          (n)  The Class B Fixed Allocation with respect to
               the related Monthly Period.  . . . . . . . . . . . . . . . .         N/A
                                                                             -----------------

          (o)  The Collateral Fixed Allocation with respect to
               the related Monthly Period.  . . . . . . . . . . . . . . . .         N/A
                                                                             -----------------

      3   Rebate Accounts
          ---------------

          The aggregate amount of                      Aggregate              Percentage of
          Receivables arising in                        Account                Total Trust
          Rebate Accounts with respect                  Balance                Receivables
          to the related Monthly Account                -------                -----------
          Receivables                                58,219,910.03                      2.76%
                                                  --------------------------------------------

      4   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                       Aggregate              Percentage of
                                                        Account                   Total
                                                        Balance                Receivables
                                                        -------                -----------

          (a)  35 - 64 days:. . . . . . . .          28,546,973.30                      1.35%
                                                  --------------------------------------------
          (b)  65 - 94 days:. . . . . . . .          14,181,746.99                      0.67%
                                                  --------------------------------------------
          (c)  95 - 124 days:. . . . . . . .         10,057,594.54                      0.48%
                                                  --------------------------------------------
          (d)  125 - 154 days:. . . . . . .           8,343,538.32                      0.40%
                                                  --------------------------------------------
          (e)  155 - or more days: . . .              7,065,768.33                      0.33%
                                                  --------------------------------------------
                            Total                    68,195,621.48                      3.23%
                                                  --------------------------------------------

      5   Investor Default Amount
          -----------------------

          (a)  The Aggregate Investor Default Amount for
               the related Monthly Period.  . . . . . . . . . . . . . . . .      4,202,250.10
                                                                             -----------------

          (b)  The Class A Investor Default Amount for
               the related Monthly Period.  . . . . . . . . . . . . . . . .      3,466,855.38
                                                                             -----------------

          (c)  The Class B Investor Default Amount for
               the related Monthly Period.  . . . . . . . . . . . . . . . .        283,652.83
                                                                             -----------------

          (d)  The Collateral Default Amount for
               the related Monthly Period.  . . . . . . . . . . . . . . . .        451,741.89
                                                                             -----------------

      6   Investor Charge Offs
          --------------------

          (a)  The aggregate amount of Class A Investor
               Charge Offs for the related Monthly Period. . . . . . . . . .             0.00
                                                                             -----------------

          (b)  The aggregate amount of Class A Investor
               Charge Offs set forth in 5(a) above per $1,000
               of original certificate principal amount. . . . . . . . . . .             0.00
                                                                             -----------------

          (c)  The aggregate amount of Class B Investor
               Charge Offs for the related Monthly Period. . . . . . . . . .             0.00
                                                                             -----------------

          (d)  The aggregate amount of Class B Investor
               Charge Offs set forth in 5(c) above per $1,000
               of original certificate principal amount. . . . . . . . . . .             0.00
                                                                             -----------------

          (e)  The aggregate amount of Collateral
               Charge Offs for the related Monthly Period. . . . . . . . . .             0.00
                                                                             -----------------

          (f)  The aggregate amount of Collateral Charge
               Offs set forth in 5(e) above per $1,000 of
               original certificate principal amount. . . . . . . . . . . .              0.00
                                                                             -----------------

          (g)  The aggregate amount of Class A Investor
               Charge Offs reimbursed on the Transfer Date
               immediately preceding this Distribution Date. . . . . . . . .             0.00
                                                                             -----------------

          (h)  The aggregate amount of Class A Investor
               Charge Offs set forth in 5(g) above per $1,000
               original certificate principal amount reimbursed
               on the Transfer Date immediately preceding
               this Distribution Date. . . .. . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (i)  The aggregate amount of Class B Investor
               Charge Offs reimbursed on the Transfer
               Date immediately preceding this Distribution
               Date. . . . .. . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (j)  The aggregate amount of Class B Investor
               Charge Offs set forth in 5(i) above per $1,000
               original certificate principal amount
               reimbursed on the Transfer Date
               immediately preceding this Distribution Date. . . . . . . .               0.00
                                                                             -----------------

          (k)  The aggregate amount of Collateral Charge
               Offs reimbursed on the Transfer Date
               immediately preceding this Distribution Date. . . . . . . .               0.00
                                                                             -----------------

          (l)  The aggregate amount of Collateral Charge
               Offs set forth in 5(k) above per $1,000
               original certificate principal amount
               reimbursed on the Transfer Date
               immediately preceding this Distribution Date. . . . . . . .               0.00
                                                                             -----------------

      7   Investor Servicing Fee
          ----------------------

          (a)  The amount of the Class A Servicing Fee
               payable by the Trust to the Servicer for the
               related Monthly Period. . . .. . . . . . . . . . . . . . . .        958,333.33
                                                                             -----------------

          (b)  The amount of the Class B Servicing Fee
               payable by the Trust to the Servicer for the
               related Monthly Period. . . .. . . . . . . . . . . . . . . .         78,409.38
                                                                             -----------------

          (c)  The amount of the Collateral Servicing Fee
               payable by the Trust to the Servicer for the
               related Monthly Period. . . .. . . . . . . . . . . . . . . .        124,873.77
                                                                             -----------------

          (d)  the amount of Servicer Interchange payable
               by the Trust to the Servicer for the related
               Monthly Period. . . . . . . .. . . . . . . . . . . . . . . .        696,969.89
                                                                             -----------------

      8   Reallocations
          -------------

          (a)  The amount of Reallocated Collateral
               Principal Collections with respect to this
               Distribution Date. . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (b)  The amount of Reallocated Class B
               Principal Collections with respect to this
               Distribution Date. . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (c)  The Collateral Interest as of the close of
               business on this Distribution Date. . . . . . . . . . . . . .   119,878,821.00
                                                                             -----------------

          (d)  The Class B Investor Interest as of the close of
               business on this Distribution Date. . . . . . . . . . . . . .    75,273,000.00
                                                                             -----------------

      9   Collection of Finance Charge Receivables
          ----------------------------------------

          (a)  The aggregate amount of Collections of
               Finance Charge Receivables processed
               during the related Monthly Period which were
               allocated in respect of the Class A Certificates. . . . . . .    16,111,880.50
                                                                             -----------------

          (b)  The aggregate amount of Collections of
               Finance Charge Receivables processed
               during the related Monthly Period which were
               allocated in respect of the Class B Certificates. . . . . . .     1,318,249.54
                                                                             -----------------

          (c)  The aggregate amount of Collections of
               Finance Charge Receivable processed
               during the related Monthly Period which were
               allocated in respect of the Collateral Interest. . . . . . .      2,099,427.43
                                                                             -----------------

      10  Principal Funding Account
          -------------------------

          (a)  The principal amount on deposit in the
               Principal Funding Account on the related
               Transfer Date. . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (b)  The Accumulation Shortfall with respect to
               the related Monthly Period   . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (c)  The Principal Funding Investment Proceeds
               deposited in the Finance Charge Account on
               the related Transfer Date    . . . . . . . . . . . . . . . .              0.00
                                                                             -----------------

          (d)  The amount of all or the portion of the
               Reserve Draw Amount deposited in the
               Finance Charge Account on the related
               Transfer date from the Reserve Account. . . . . . . . . . . .             0.00
                                                                             -----------------

      11  Reserve Draw Amount                                                            0.00
          -------------------                                                -----------------

      12  Available Funds
          ---------------

          (a)  The amount of Class A Available Funds on
               deposit in the Finance Charge Account on
               the related Transfer Date. . . . . . . . . . . . . . . . . .     16,111,880.50
                                                                             -----------------

          (b)  The amount of Class B Available Funds on
               deposit in the Finance charge Account on
               the related Transfer Date. .  . . . . . . . . . . . . . . . .     1,318,249.54
                                                                             -----------------

          (c)  The amount of Collateral Available Funds on
               deposit in the Finance Charge Account on
               the related Transfer Date. .  . . . . . . . . . . . . . . . .     2,099,427.43
                                                                             -----------------

      13  Portfolio Yield
          ---------------

          (a)  The Portfolio Yield for the related Monthly
               Period. . . . . . . . . . . . . . . . . . . . . . . . . . . .           17.24%
                                                                             -----------------

          (b)  The Portfolio Adjusted Yield for the related
               Monthly Period. . . . . . . .. . . . . . . . . . . . . . . .             9.86%
                                                                             -----------------

C.    Floating Rate Determinations
      ----------------------------

      1   LIBOR for the Interest Period ending on this
          Distribution Date  . . . . . . . . . . . . . . . . . . . . . . . .         5.58984%
                                                                             -----------------

      2   Number of days in this interest period. . . . . . . . . . . . . .                30
                                                                             -----------------

      3   Interest Factor. . . . . . . . . .. . . . . . . . . . . . . . . .          0.58030%
                                                                             -----------------

D.    CUSIP Numbers
      -------------
      1   Class A. . . . . .. . . . . . . . . . . . . . . . . . . . . . . .         337365AA8
                                                                             -----------------
      2   Class B. . . . . .. . . . . . . . . . . . . . . . . . . . . . . .         337365AB6
                                                                             -----------------


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


                                            FIRST UNION DIRECT BANK, N.A.
                                            SERVICER




                                            By: /s/ JAMES L. WIECZOREK, JR.
                                            ---------------------------------



                                            James L. Wieczorek, Jr.
                                            Assistant Vice President
                                            First Union Direct Bank, N.A.





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